ABERDEEN FUNDS

Aberdeen Asia Bond Fund

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus (the “Prospectus”) dated February 29, 2016, as amended March 9, 2016

Under “Summary — Aberdeen Asia Bond Fund” in the Prospectus, the following replaces the first paragraph under “Performance” on page 60:

The bar chart and table below can help you evaluate potential risks of the Asia Bond Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class shares have varied from year to year. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund’s average annual total returns to the returns of the Markit iBoxx® Asia Government Index and the HSBC Asian Local Bond IndexTM, each a broad-based securities index.  Effective April 1, 2016, the Markit iBoxx® Asia Government Index replaced the HSBC Asian Local Bond IndexTM as the Fund’s benchmark index because the HSBC Asian Local Bond IndexTM is expected to be discontinued in April 2016. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Under “Summary — Aberdeen Asia Bond Fund — Performance” in the Prospectus, the following is added above the last row in the table “Average Annual Total Returns as of December 31, 2015” on page 61:

	1 Year	5 Years	Since Inception (May 1, 2007)
Markit iBoxx® Asia Government Index (reflects no deduction for fees, expenses or taxes)	-3.06%	1.54%	3.75%

This supplement is dated April 1, 2016.

Please retain this supplement for future reference.

ABERDEEN FUNDS

Aberdeen Multi-Manager Alternative Strategies Fund II

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus (the “Prospectus”) dated February 29, 2016

Effective April 1, 2016, Henry P. Davis no longer serves as a portfolio manager of the Fund, and Kevin Lyons is added to the list of the Fund’s portfolio managers.  Accordingly, the following changes are made to the Prospectus:

The following replaces the table in the section entitled “SUMMARY OF THE FUND — Portfolio Managers of the Adviser” on page 12:

Name	Title	Served on the Fund Since
Averell H. Mortimer	Portfolio Manager	2014 (Since Inception)*
Ian McDonald	Portfolio Manager	2014 (Since Inception)*
Darren Wolf	Portfolio Manager	2015*
Russell Barlow	Portfolio Manager	2015*
Vicky Hudson	Portfolio Manager	2015*
Peter Wasko	Portfolio Manager	2015*
Kevin Lyons	Portfolio Manager	2015*

The following replaces the first paragraph in the section entitled “MANAGEMENT — Adviser’s Portfolio Managers” on page 36:

Adviser’s Portfolio Managers.  The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund: Averell H. Mortimer, Ian McDonald, Darren Wolf, Russell Barlow, Vicky Hudson, Peter Wasko and Kevin Lyons.

The paragraph relating to Henry P. Davis in the section entitled “MANAGEMENT — Adviser’s Portfolio Managers” on page 37 is deleted and the following paragraph is added as the penultimate paragraph in such section on page 38:

Kevin Lyons. Mr. Lyons is a Senior Investment Manager on Aberdeen’s Hedge Funds Team. Mr. Lyons joined Aberdeen in 2012 from Attalus Capital where he was a senior analyst covering relative value strategies. Prior to Attalus, Mr. Lyons worked for Morgan Stanley and Goldman Sachs within their Prime Brokerage groups. Mr. Lyons graduated with a BSc in Finance from University of Scranton and an MBA with a concentration in Finance from Fordham University.

This supplement is dated April 1, 2016.

Please retain this supplement for future reference.

Aberdeen Multi-Manager Alternative Strategies Fund II

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information (“SAI”) dated February 29, 2016

The following replaces the last sentence of the first paragraph in APPENDIX A — PORTFOLIO MANAGERS under the section entitled “OTHER MANAGED ACCOUNTS” on page A-3:

The figures in the chart below for the category of “registered investment companies” do not include the Fund, but do include the Arden Predecessor Fund. The “Other Accounts Managed” represents the accounts managed by the team(s) of which the portfolio manager is a member.

The information in the table in APPENDIX A — PORTFOLIO MANAGERS under the section entitled “OTHER MANAGED ACCOUNTS” on page A-5 relating to Henry P. Davis is deleted and the following information is added to such table:

Kevin Lyons**	Registered Investment Companies: 2 accounts, $962.75 total assets Other Pooled Investment Vehicles: 35 accounts, $9,066.69 total assets Other Accounts: 8 accounts, $1,847.18 total assets

**           This information is as of December 31, 2015.

This supplement is dated April 1, 2016.

Please retain this supplement for future reference.